AMENDED EXHIBIT A
                              DATED JUNE 22, 2017
                                       TO
                      THE ADVISORS' INNER CIRCLE FUND III
                           SHAREHOLDER SERVICES PLAN
                            DATED DECEMBER 10, 2015

                            SHAREHOLDER SERVICE FEES


-------------------------------------------------------------------------------------------------
                                                                    MAXIMUM SHAREHOLDER SERVICE
          FUND                       CLASS OF SHARES                          FEE

-------------------------------------------------------------------------------------------------
NorthPointe Small Cap Value        Investor Class Shares            0.25%
Fund
-------------------------------------------------------------------------------------------------
NorthPointe Large Cap Value        Investor Class Shares            0.25%
Fund
-------------------------------------------------------------------------------------------------
Fiera Capital Diversified          Investor Class Shares            0.10%
Alternatives Fund
-------------------------------------------------------------------------------------------------
Logan Circle Partners Core         R Class Shares                   0.25%
Plus Fund
-------------------------------------------------------------------------------------------------
Logan Circle Partners Multi-       R Class Shares                   0.25%
Sector Fixed Income Fund
-------------------------------------------------------------------------------------------------
Knights of Columbus Core           Class S Shares                   0.20%
Bond Fund                          ----------------
                                   Investor Shares
-------------------------------------------------------------------------------------------------
Knights of Columbus Limited        Class S Shares                   0.20%
Duration Bond Fund                 ----------------
                                   Investor Shares
-------------------------------------------------------------------------------------------------
Knights of Columbus Large          Class S Shares                   0.20%
Cap Growth Fund                    ----------------
                                   Investor Shares
-------------------------------------------------------------------------------------------------
Knights of Columbus Large          Class S Shares                   0.20%
Cap Value Fund                     ----------------
                                   Investor Shares
-------------------------------------------------------------------------------------------------
Knights of Columbus Small          Class S Shares                   0.20%
Cap Equity Fund                    ----------------
                                   Investor Shares
-------------------------------------------------------------------------------------------------
Knights of Columbus                Class S Shares                   0.20%
International Equity Fund          ----------------
                                   Investor Shares
-------------------------------------------------------------------------------------------------
PineBridge Dynamic Asset           Investor Servicing Shares        0.15%
Allocation Fund
-------------------------------------------------------------------------------------------------
SGA International Equity           Investor Shares                  0.25%
Fund
-------------------------------------------------------------------------------------------------
SGA International Equity Plus      Investor Shares                  0.25%
Fund
-------------------------------------------------------------------------------------------------
SGA International Small Cap        Investor Shares                  0.25%
Equity Fund
-------------------------------------------------------------------------------------------------
SGA Global Equity Fund             Investor Shares                  0.25%
-------------------------------------------------------------------------------------------------
RWC Global Emerging Equity         Class N Shares                   0.15%
Fund                               ----------------
                                   Class I Shares
-------------------------------------------------------------------------------------------------
GQG Partners Emerging              Investor Shares                  0.25%
Markets Equity Fund
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
BNP Paribas AM Absolute            Investor Shares                  0.15%
Return Fixed Income Fund           ----------------
                                   Retail Shares
-------------------------------------------------------------------------------------------------
BNP Paribas AM Global              Investor Shares                  0.15%
Inflation-Linked Bond Fund         ----------------
                                   Retail Shares
-------------------------------------------------------------------------------------------------
BNP Paribas AM Emerging            Investor Shares                  0.15%
Markets Total Return Fixed         ----------------
Income Fund                        Retail Shares

-------------------------------------------------------------------------------------------------
BNP Paribas AM Emerging            Investor Shares                  0.15%
Markets Equity Fund                ----------------
                                   Retail Shares
-------------------------------------------------------------------------------------------------
BNP Paribas AM MBS Fund            Investor Shares                  0.15%
                                   ----------------
                                   Retail Shares
-------------------------------------------------------------------------------------------------
BNP Paribas AM U.S. Small          Investor Shares                  0.15%
Cap Equity Fund                    ----------------
                                   Retail Shares
-------------------------------------------------------------------------------------------------
BNP Paribas AM U.S.                Investor Shares                  0.15%
Inflation-Linked Bond Fund         ----------------
                                   Retail Shares
-------------------------------------------------------------------------------------------------
MFG Low Carbon Global              Service Class Shares             0.15%
Fund                               --------------------
                                   Class Y Shares
-------------------------------------------------------------------------------------------------
MFG Infrastructure Fund            Service Class Shares             0.15%
                                   --------------------
                                   Class Y Shares
-------------------------------------------------------------------------------------------------



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